EXHIBIT 10.26

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

JOINDER AGREEMENT AND AMENDMENT NO. 2
This JOINDER AGREEMENT AND AMENDMENT NO. 2 to the RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of September 17, 2018, is among each of SANMINA CORPORATION, a Delaware corporation (“Sanmina”), SANMINA-SCI SYSTEMS SINGAPORE PTE. LTD., a Singapore private company limited by shares (“Sanmina Singapore”), in its capacity as a seller (each in such capacity, a “Seller” and collectively, the “Sellers”) and a servicer (each in such capacity, a “Servicer” and collectively, the “Servicers”), Sanmina, as a guarantor (in such capacity, the “Guarantor”), MUFG BANK, LTD. (“MUFG Bank”), WELLS FARGO BANK, N.A. (“Wells”), BANK OF THE WEST (“BOW”) (each a “Buyer” and collectively, the “Buyers”), and MUFG Bank, as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, Sanmina, as a Seller, Servicer and Guarantor, the Buyers and the Administrative Agent, have previously entered into the Receivables Purchase Agreement, dated as of March 26, 2018 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Receivables Purchase Agreement”);
WHEREAS, Sanmina Singapore desires to be joined as a Seller and Servicer under the Receivables Purchase Agreement; and
WHEREAS, the parties hereto wish to amend the Receivables Purchase Agreement to (i) facilitate the joinder of Sanmina Singapore as a Seller and a Servicer thereunder and (ii) make certain other modifications thereto as more fully set forth herein.
NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows:
A G R E E M E N T:
1.Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) the Receivables Purchase Agreement.
2.Joinder of Sanmina Singapore. Upon the Amendment Effective Date (as defined below), Sanmina Singapore shall be a “Seller” and a “Servicer” under the Receivables Purchase Agreement. All references in the Receivables Purchase Agreement and all other Transaction Documents to the term “Seller,” “Sellers,” “Servicer,” or “Servicers” shall be deemed to include Sanmina Singapore in those respective capacities. Without limiting the generality of the foregoing, Sanmina Singapore hereby repeats and reaffirms all covenants, agreements, representations and warranties made or given by a Seller or a Servicer contained in the Receivables Purchase Agreement, and appoints the Administrative Agent as its agent, attorney-in-fact and representative in accordance with Section 5(k) of the Receivables Purchase Agreement.
3.Amendment to Section 1(h) (True Sale; No Recourse). Section 1(h) of the Receivables Purchase Agreement is hereby replaced in its entirety with the following language:

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(h)    True Sale; No Recourse. Except as otherwise provided in this Agreement, each purchase of the Purchased Receivables is made without recourse to any Seller and no Seller shall have liability to the Administrative Agent or any Buyer for the failure of any Account Debtor to pay any Purchased Receivable when it is due and payable under the terms applicable thereto. The parties hereto have structured each transaction contemplated by this Agreement as an absolute and irrevocable sale, and each Buyer, the Guarantor and each Seller agree to treat each such transaction as a “true sale” for all purposes under Applicable Law and accounting principles, including, without limitation, in their respective books, records, computer files, tax returns (federal, state and local), regulatory and governmental filings (and shall reflect such sale in their respective financial statements). Each Seller and the Guarantor will advise all Persons inquiring about the ownership of any Purchased Receivable that all Purchased Receivables have been sold to the Buyers. In the event that, contrary to the mutual intent of the parties hereto, any purchase of Purchased Receivables is not characterized as a sale, each Seller (other than any Seller organized under the laws of Singapore) shall, effective as of the date hereof, be deemed to have granted to the Administrative Agent (for the benefit of the Buyers), and each such Seller hereby does grant to the Administrative Agent (for the benefit of the Buyers), in addition to and not in substitution for the rights and remedies described in Section 6(f) hereof, a first-priority security interest in and to any and all present and future Purchased Receivables and the proceeds thereof to secure the payment of all obligations of such Seller arising in connection with this Agreement and each of the other Transaction Documents, whether now or hereafter existing. Each Seller hereby authorizes the Administrative Agent, on behalf of each Buyer, to file such financing statements (and continuation statements with respect to such financing statements when applicable) as may be necessary to perfect the Administrative Agent’s and each Buyer’s security interest and ownership under the UCC, with applicable collateral description in any such financing statements designating all Purchased Receivables, together with the rights granted to Administrative Agent hereunder and proceeds thereof. With respect to such grant of a security interest, the Administrative Agent and the Buyers may at its option exercise from time to time any and all rights and remedies available to it hereunder, under the UCC or otherwise. For purposes of this clause (h), each Seller (other than any Seller organized under the laws of Singapore) agrees that ten (10) Business Days shall be reasonable prior notice to such Seller of the date of any public or private sale or other disposition of all or any of the Purchased Receivables.
4.Amendment to Section 9 (Notices). Section 9 of the Receivables Purchase Agreement is hereby amended by inserting the following immediately above the words “If to the Administrative Agent:”:
“If to Sanmina Singapore,

as Seller or Servicer:	Sanmina-SCI Systems Singapore Pte. Ltd. 2 Chai Chee Drive Singapore Singapore 469044 Attention: Michael Ng, Director Email: mkl.ng@sanmina.com

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With a copy to the Guarantor:	Sanmina Corporation 2700 North First Street San Jose, California 95134 Attention: David R. Anderson, Executive Vice President and Chief Financial Officer Email: david.anderson@sanmina.com

5.Amendment to Schedule II (Account Debtors). Schedule II to the Receivables Purchase Agreement is hereby replaced in its entirety with the Schedule II attached hereto.
6.Amendment to Schedule III (UCC Information). Schedule III to the Receivables Purchase Agreement is hereby replaced in its entirety with the Schedule III attached hereto.
7.Amendments to Exhibit A (Amended Defined Terms). The definitions of “Account Debtor Buffer Period” and “Purchase Sublimit” in Exhibit A of the Receivables Purchase Agreement are hereby amended and restated to read as follows:
“Account Debtor Buffer Period” means, for each Account Debtor, the number of days set forth under the heading “Account Debtor Buffer Period” for such Account Debtor on Schedule II to this Agreement, as such Schedule may be modified or supplemented from time to time upon the request of the Sellers, as approved in advance by the Administrative Agent and the Buyers in writing in their sole and absolute discretion in accordance with the terms of this Agreement (which request and approval may for purposes of this definition be in the form of e-mail communication).
“Purchase Sublimit” means, with respect to each Account Debtor, the dollar amount set forth on Schedule II to this Agreement as the Purchase Sublimit, as such Schedule may be modified or supplemented from time to time upon request of the Sellers, as approved in advance by the Administrative Agent and the Buyers in writing in their sole and absolute discretion in accordance with the terms of this Agreement (which request and approval may for purposes of this definition be in the form of e-mail communication).
8.Amendment to Exhibit E (Eligibility Criteria). Exhibit E to the Receivables Purchase Agreement is hereby amended by deleting clause (l) thereof in its entirety and replacing it with the following:
“(l)    Such Purchased Receivable (x) is denominated in U.S. dollars, (y) is payable either in the United States or, if such Purchased Receivable was sold by Sanmina-SCI Systems Singapore Pte. Ltd., in Singapore, and (z) was originated pursuant to a Contract governed by the laws of (i) the United States, any State thereof or the District of Columbia, (ii) any other jurisdiction identified opposite the name of the applicable Account Debtor on Schedule II hereto, or (iii) any other jurisdiction as

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may be mutually agreed by the Sellers, the Administrative Agent and the applicable Buyers.”
9.Amendment to Exhibit G (Accounts). Exhibit G to the Receivables Purchase Agreement is hereby replaced in its entirety with the Exhibit G attached hereto.
10.Conditions to Effectiveness. This Amendment shall be effective as of the date on which all of the following conditions are satisfied (such date, the “Amendment Effective Date”):
(a)    the Administrative Agent receives a counterpart of this Amendment duly executed by each party hereto;
(b)    the Administrative Agent receives a fully executed counterpart of the First Amended and Restated MUFG Bank Pricing Letter, dated as of the date hereof duly executed by Sanmina, Sanmina Singapore, and MUFG Bank, as a Buyer and Administrative Agent;
(c)    the Administrative Agent receives a fully executed counterpart of the First Amended and Restated Wells Pricing Letter, dated as of the date hereof duly executed by Sanmina, Sanmina Singapore, Wells, and the Administrative Agent;
(d)    the Administrative Agent receives a certificate of the corporate secretary of Sanmina Singapore, attaching (i) a copy of the organizational documents of Sanmina Singapore certified as of a recent date, (ii) signature specimens and incumbency certificate of the officers or other authorized representatives of Sanmina Singapore executing this Amendment and the other Transaction Documents to be delivered by it hereunder (including each Purchase Request), and (iii) resolutions of the board of directors of Sanmina Singapore approving and authorizing the execution, delivery and performance hereof and the transactions contemplated hereby;
(e)    the Administrative Agent receives, with respect to Sanmina Singapore, a good standing certificate from the Singapore Accounting and Corporate Regulatory Authority (ACRA);
(f)    the Administrative Agent receives UCC, tax and judgment lien searches, bankruptcy and pending lawsuit searches or equivalent reports or searches in the United States, each of a recent date, as the Administrative Agent deems necessary or appropriate;
(g)    the Administrative Agent receives security, bankruptcy and pending lawsuit searches or equivalent reports or searches in Singapore, each of a recent date, as the Administrative Agent deems necessary or appropriate;
(h)    the Administrative Agent receives all filings or other documents as are necessary to evidence the release of all security interests, ownership and other rights of any Person previously granted by Sanmina Singapore in the Purchased Receivables;
(i)    the Administrative Agent receives properly completed form of UCC-1 financing statement (showing Sanmina Singapore as “debtor/seller” and Administrative Agent as “secured party/buyer”) which have been submitted for filing in the Uniform Commercial Code filing offices of the District of Columbia and California;
(j)    the Administrative Agent receives favorable legal opinions from outside legal counsel to Sanmina Singapore in form and substance satisfactory to the Administrative Agent and

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the Buyers, including opinions with respect to due organization and good standing, due authorization, execution and delivery of this Amendment, validity and enforceability of this Amendment and the Receivables Purchased Agreement as amended hereby, non-contravention of organizational documents and law, no consents, and true sale and such other matters as the Administrative Agent and the Buyers may reasonably request;
(k)    the Administrative Agent receives a Certification of Beneficial Owner(s) for Sanmina Singapore and such other documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act; and
(l)    the Administrative Agent and the Buyers receive evidence that Sanmina Corporation has delivered a certificate executed by it and acknowledged by the trustee under the Indenture in accordance with Section 1013(a)(3) thereof.
11.Certain Representations, Warranties and Covenants. The Sellers, the Servicers and the Guarantor hereby represent and warrant to the Administrative Agent and each Buyer, as of the Amendment Effective Date, that:
(a)    the representations and warranties made by it in the Receivables Purchase Agreement and in any other Transaction Document to which it is a party are true and correct in all material respects as of (i) the Amendment Effective Date and (ii) immediately after giving effect to this Amendment on the Amendment Effective Date;
(b)    it has the requisite power and authority to enter into and deliver this Amendment and the other Transaction Documents, and it has taken all necessary corporate or other action required to authorize the execution, delivery and performance by such Person of this Amendment and the other Transaction Documents. This Amendment and the other Transaction Documents to which such Person is a party have been duly executed and delivered by such Person; and
(c)    no Servicer Termination Event or Insolvency Event with respect to any Seller, Servicer or Guarantor has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.
12.Reference to, and Effect on the Receivables Purchase Agreement and the Transaction Documents.
(a)    The Receivables Purchase Agreement (except as specifically amended herein) and the other Transaction Documents shall remain in full force and effect and the Receivables Purchase Agreement and such other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto.
(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Buyer or the Administrative Agent, nor constitute a waiver of any provision of, the Receivables Purchase Agreement or any other Transaction Document.
(c)    After this Amendment becomes effective, all references in the Receivables Purchase Agreement or in any other Transaction Document to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Receivables

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Purchase Agreement, shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment.
13.Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms Section 7 of the Receivables Purchase Agreement and acknowledges that its guaranty provided therein has continued and shall continue to be in full force and effect following the effectiveness of this Amendment.
14.Further Assurances. Each party hereto agrees at the sole cost and expense of the Sellers to do all such things and execute all such documents and instruments as the other party may reasonably consider necessary or desirable to give full effect to the transaction contemplated by this Amendment and the documents, instruments and agreements executed in connection herewith.
15.Costs and Expenses. The Sellers agree to reimburse the Administrative Agent and each Buyer on demand for all reasonable and documented out-of-pocket costs and expenses (including reasonable legal fees) that the Administrative Agent or any Buyer incurs in connection with the preparation, negotiation, documentation and delivery of this Amendment.
16.Transaction Document. This Amendment is a Transaction Document for purposes of the Receivables Purchase Agreement.
17.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Sellers, the Servicers, the Guarantor, the Administrative Agent and each Buyer, and their respective successors and assigns.
18.Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by electronic mail attachment in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
19.Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF THE BUYERS IN THE PURCHASED RECEIVABLES IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK).
20.Headings. Section headings in this Amendment are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
21.Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
22.Process Agent. To the fullest extent permitted by applicable law, Sanmina Singapore hereby irrevocably appoints Sanmina (the “Process Agent”), with an office at 2700 North First Street, San Jose,

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California 95134, as its agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any action or proceeding in the state courts sitting in The City of New York, New York, United States of America or the United States District Court for the Southern District of New York and agrees that service in such manner shall, to the fullest extent permitted by law, be deemed effective service of process upon it in any such suit, action or proceeding. If for any reason such Process Agent shall cease to be available to act as such, Sanmina Singapore agrees to designate a new Process Agent in The City of New York, on the terms and for the purposes of this provision, provided that the new Process Agent shall have accepted such designation in writing before the termination of the appointment of the prior Process Agent. Sanmina Singapore further consents to the service of process or summons by certified or registered mail, postage prepaid, return receipt requested, directed to it at its address specified in Section 9 of the Receivables Purchase Agreement hereof. Nothing herein shall in any way be deemed to limit the ability of any Buyer to serve legal process in any other manner permitted by applicable law. It is understood and acknowledged by the parties hereto that such address of Sanmina is not located in The City of New York.  However, Sanmina has agreed that service upon the Agent for Service at its address provided in this Section shall be considered identical to, and just as effective as, actual service within The City of New York. By its signature below, Sanmina accepts its appointment pursuant to this Section 22.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SANMINA-SCI SYSTEMS SINGAPORE PTE. LTD., as a Seller and Servicer

By: /s/ Christopher Kaveh Sadeghian
Name: Christopher Kaveh Sadeghian
Title: Director

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Joinder Agreement and Amendment NO. 2

SANMINA CORPORATION,
as Seller and Servicer

By: /s/ Brian Casey
Name: Brian Casey
Title: Senior Vice President and Treasurer

SANMINA CORPORATION,
as Guarantor

By:/s/ Brian Casey
Name: Brian Casey
Title: Senior Vice President and Treasurer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Joinder Agreement and Amendment NO. 2

MUFG BANK, LTD.,
as the Administrative Agent

By:/s/ Dilawar Khan
Name: Dilawar Khan
Title: Director

MUFG BANK, LTD.,
as a Buyer

By: /s/ Dilawar Khan
Name: Dilawar Khan
Title: Director

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Joinder Agreement and Amendment NO. 2

WELLS FARGO BANK, N.A.,
as a Buyer

By: /s/ Vladimir Mashchenko
Name: Vladimir Mashchenko
Title: Director

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Joinder Agreement and Amendment NO. 2

BANK OF THE WEST,
as a Buyer

By: /s/ Julien Coustel
Name: /s/ Julien Coustel
Title: Vice President

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Joinder Agreement and Amendment NO. 2

Schedule II
Account Debtors

Seller: Sanmina Corporation

Account Debtor Name	Other Permitted Governing Law	Account Debtor Purchase Sublimit	Account Debtor Buffer Period	Designated Percentages	Buyer
[***]	[***]	$[***]	[***]	[***]	[***]
[***]	[***]	$[***]	[***]	[***]	[***]
[***]	[***]	$[***][1]	[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]	$[***]	[***]	[***]	[***]
[***]	[***]	$[***]	[***]	[***]	[***]
[***]	[***]	$[***]	[***]	[***]	[***]
[***]	[***]	$[***]	[***]	[***]	[***]
[***]	[***]	$[***][2]	[***]	[***]	[***]
[***]	[***]
[***]	[***]	$[***]	[***]	[***]	[***]
[***]	[***]	$[***]	[***]	[***]	[***]
[***]	[***]	$[***][3]	[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	$[***]	[***]	[***]	[***]

_____________________
1 [***]
2 [***]
3 [***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule II-1

Schedule II
Account Debtors

Seller: Sanmina-SCI Systems Singapore Pte. Ltd.

Account Debtor Name	Other Permitted Governing Law	Account Debtor Purchase Sublimit	Account Debtor Buffer Period	Designated Percentages	Buyer
[***]	[***]	$[***]	[***]	[***]	[***]
[***]	[***]	$[***]	[***]	[***]	[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule II-2

SCHEDULE III
UCC Information

(a) Name: SANMINA CORPORATION
(b) Chief Executive Office: 2700 North First Street, San Jose, CA 95134
(c) Jurisdiction of Organization: Delaware
(d) Organizational Number: 2195845
(e) FEIN: 77-0228183
(f) Tradenames: Viking Technology and 42Q
(g) Changes in Location, Name and Corporate Organization in the last 5 years: None

(a) Name: SANMINA-SCI SYSTEMS SINGAPORE PTE. LTD.
(b) Chief Executive Office: 2 Chai Chee Drive, Singapore, Singapore 469044
(c) Jurisdiction of Organization: Singapore
(d) Organizational Number: 198305350W
(e) FEIN: N/A
(f) Tradenames: None
(g) Changes in Location, Name and Corporate Organization in the last 5 years: None

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule III-1

Exhibit G
Accounts

Administrative Agent’s Account

Bank:
Bank Swift Address:
ABA#:
Account #:
Account Name:
Reference:

Sellers’ Accounts

Sanmina Corporation

Bank:
Bank Swift Address:
ABA #:
Account #:
Account Name:

Sanmina-SCI Systems Singapore Pte. Ltd.

Bank:
Bank Swift Address:
Intermediary Bank for UDS payment:
Intermediary Bank Swift Code:
Account #:
Account Name:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit G